UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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SATURNA INVESTMENT TRUST
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PRELIMINARY MATERIALS:

SATURNA INVESTMENT TRUST

1300 N. State Street      Bellingham, WA 98225

April 11, 2017

Fellow Shareowners:

We are writing to ask for your vote as a Sextant, Saturna Sustainable, or Idaho Tax-Exempt Fund shareowner at the June 20, 2017 meeting. The meeting is to re-elect two current Trustees and to elect four new Trustees. The Board unanimously recommends approval of all Trustees.

The costs of the proxy vote are being paid by the Funds of the Saturna Investment Trust (Sextant Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds; Saturna Sustainable Bond and Equity Funds; and Idaho Tax-Exempt Fund).

Please review the proposal details in the enclosed materials. Your vote is needed, whether or not you attend the meeting. Once you have decided how you will vote, please complete, sign, date, and return the enclosed Proxy Card(s). You may also vote over the phone or online. If you hold shares in more than one account or in more than one Fund, please vote each Proxy Card you receive.

Voting is quick and easy. It is important that your vote be received before the meeting on June 20, 2017. As the meeting date approaches, if you have not voted you may receive further communications from Saturna Capital or Broadridge Financial Solutions, a proxy solicitation firm, urging you to vote.

If you have any questions, please call Saturna Capital at 1-800-SATURNA
(1-800-728-8762).

Sincerely,

Nicholas Kaiser	John Love
President	Independent Chairman

QUESTION & ANSWER

Q. What is happening? Why did I get this package?

A. Saturna Investment Trust, on behalf of each of its mutual funds, is conducting a meeting of shareowners, scheduled for June 20, 2017, to vote on the election of the Board of Trustees.

Q. What issues am I being asked to vote on?

A. You are being asked to approve the re-election of two current Trustees and to elect four new Trustees.

Q. How does the Board of Trustees recommend that I vote?

A. The Board unanimously recommends that you vote "FOR" the proposal.

Q. How do I vote my shares?

A. You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail, telephone, or online using the enclosed Proxy Card(s) and following the instructions on page 4 of the Proxy Statement.

The Proxy Statement is available at www.saturna.com/proxy

If you have additional questions, please call Saturna Capital at 1-800-SATURNA (1-800-728-8762).

SATURNA INVESTMENT TRUST

On behalf of

Sextant Growth Fund
Sextant International Fund
Sextant Core Fund
Sextant Short-Term Bond Fund
Sextant Bond Income Fund
Sextant Global High Income Fund
Saturna Sustainable Bond Fund
Saturna Sustainable Equity Fund
Idaho Tax-Exempt Fund

1300 N. State Street
Bellingham, WA 98225

NOTICE OF MEETING OF SHAREOWNERS
TO BE HELD JUNE 20, 2017

Fellow Shareowners:

Notice is hereby given that Saturna Investment Trust ("SIT", or "the Trust"), on behalf of each of its series named above (each, a "Fund" and, collectively, "Funds"), will hold a meeting ("Meeting") of its shareowners at 1300 N. State Street, Bellingham, WA, on Tuesday June 20, 2017, at 2:00 p.m., Pacific Time, for the following purposes:

(1) To elect six Trustees; and

(2) To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting if you owned shares of any Fund at the close of business on April 11, 2017. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Saturna Capital is available to assist you if you have any questions about the proposals or voting instructions. Please contact us at 1-800-SATURNA (1-800-728-8762).

IN ADDITION TO VOTING BY MAIL YOU MAY ALSO VOTE EITHER BY TELEPHONE OR ONLINE, AS FOLLOWS:

To vote by Telephone:

(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.

(3) Enter the control number on the Proxy Card and follow the simple instructions.

To vote Online:

(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or online using the control number that appears on each enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.

If you hold shares in more than one Fund or in multiple accounts, you will receive multiple Proxy Cards. You will need to follow the above instructions to vote each separate Proxy Card.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees,

Nicholas Kaiser
President

April 11, 2017

SATURNA INVESTMENT TRUST

On behalf of

Sextant Growth Fund
Sextant International Fund
Sextant Core Fund
Sextant Short-Term Bond Fund
Sextant Bond Income Fund
Sextant Global High Income Fund
Saturna Sustainable Bond Fund
Saturna Sustainable Equity Fund
Idaho Tax-Exempt Fund

1300 N. State Street
Bellingham, WA 98225

PROXY STATEMENT FOR
MEETING OF SHAREOWNERS
TO BE HELD JUNE 20, 2017

April 11, 2017

This document is a proxy statement ("Proxy Statement") with respect to the above-named series (each, "a Fund" and, collectively, "the Funds") of Saturna Investment Trust ("SIT", or "the Trust") in connection with the solicitation of proxies by the Trust's Board of Trustees ("Board") to be voted at a meeting of shareowners to be held at 1300 N. State Street, Bellingham, WA, on June 20, 2017, at 2:00 p.m., Pacific Time, for the purposes set forth below and described in this Proxy Statement. (The meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this Proxy Statement as the "Meeting.") This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to shareowners of the Sextant, Saturna Sustainable, and Idaho Tax-Exempt Funds on or about May 20, 2017.

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Shareowners Entitled to Vote	Page
(1) To elect six Trustees.	Shareowners of each Fund, voting together.	8
(2) To transact such other business as may properly come before the Meeting.

VOTING INFORMATION

Shareowners of record of a Fund as of the close of business on April 11, 2017 ("Record Date") are entitled to be present and to vote at the Meeting. The number of shares that you may vote is the total of the number shown on the Proxy Card(s) accompanying this Proxy Statement. Shareowners are entitled to one vote for each share and a fractional vote for each fractional share of the Fund that they own. On the Record Date, each Fund had the number of shares issued and outstanding as set forth in Exhibit A. To the best of SIT's knowledge, Exhibit B sets forth, as of the Record Date, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of the Funds.

Revocation of Proxies

Any shareowner giving a proxy has the power to revoke it by mail (addressed to the Secretary of SIT at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to SIT. A superseding proxy may also be executed by voting via telephone or online. The superseding proxy need not be voted using the same method (mail, telephone, or online) as the original proxy vote.

Quorum and Adjournment

The presence in person or by proxy of the holders of record of: (1) a majority of the outstanding shares of the Trust entitled to vote (with all Funds counted together) is a quorum at the Meeting for purposes of Proposal 1; and (2) a majority of the outstanding shares of each Fund (with each Fund counted separately) is a quorum at the Meeting for purposes of Proposal 2. In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve a proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareowners requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. Accordingly, shareowners are urged to vote or forward their voting instructions promptly. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.

Required Vote

Approval of Proposal 1 requires the favorable vote of the holders of a plurality of the outstanding shares of the Trust cast in person or by proxy, provided a quorum is present.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail or e-mail. Additional solicitations may be made by telephone, e-mail, mail, or other personal contact by SIT's officers or employees or agents of Saturna Capital Corporation ("Saturna Capital" or "investment adviser"), the investment adviser for each Fund, or one of its affiliates or by a proxy soliciting firm retained by the Funds. Saturna Capital has retained Broadridge Financial Services as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareowners by telephone and facsimile. The proxy solicitor's services include proxy consulting, mailing, tabulation, and solicitation services. The cost of retaining such proxy solicitor is estimated to be $12,000 – $15,000, excluding printing and mailing costs. Costs will vary depending on the number of solicitations made. SIT's officers, and those employees and agents of Saturna Capital or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining Broadridge Financial Services, will be borne by the Funds. In addition, the Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. The Funds may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareowner Reports

The most recent Annual Report for each Fund, including financial statements, for the annual period ended November 30, 2016, and its most recent Semi-Annual Report preceding the Annual Report, have been mailed previously to shareowners. This Proxy Statement should be read in conjunction with the Annual Report and Semi-Annual Report for each Fund you own. You can obtain copies of the Annual Report or Semi-Annual Report, without charge, by writing to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225, by calling 1-800-SATURNA (1-800-728-8762), or at www.saturna.com.

Investment Advisor, Administrator and Principal Underwriter

Saturna Capital, 1300 N. State Street, Bellingham, Washington 98225, is the Trust's investment adviser and administrator. Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, Washington 98225, is the Trust's principal underwriter.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareowners having the same last name and address in the Funds' records, unless the Funds have received contrary instructions from a shareowner. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareowner wants to receive multiple copies of these materials or to receive only one copy now or in the future, the shareowner should make a request by writing to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225 or by calling 1-800-SATURNA (1-800-728-8762).

PROPOSAL 1

Affected: All Funds

ELECTION OF TRUSTEES

What are shareowners being asked to approve in Proposal 1?

The purpose of this proposal is to elect the Board of Trustees ("Board") for the Saturna Investment Trust ("SIT", or "the Trust"). Nine Funds comprise the Trust: Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Global High Income Fund, Saturna Sustainable Bond Fund, Saturna Sustainable Equity Fund, and Idaho Tax-Exempt Fund (each, a "Fund", and collectively, "the Funds").

Three Trustees have reached retirement and are leaving the Board effective with the election of their successors. The Trust wishes to thank them for the long and useful service:

John E. Love (since 1987)

Nicholas F. Kaiser (since 1990)

Herbert G. Grubel (since 2005)

Of the Nominees listed below, Messrs. Goldfogel and Fielding are currently Trustees of SIT, and each incumbent Trustee has served in that capacity since originally elected or appointed. The other four Nominees are new to the Board. It is intended that the enclosed Proxy Card(s) will be voted for all six nominees listed below (each, a "Nominee" and collectively, "Nominees") unless a Proxy Card contains specific instructions to the contrary. Each Nominee who is not a Disinterested Trustee is referred to as an "Interested Trustee." If elected, each Nominee, except Mrs. Carten, would serve at least initially as a Trustee who is not an "interested person" ("Disinterested Trustee"), as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Funds.

Marina E. Adshade

Jane K. Carten

Gary A. Goldfogel

Ronald H. Fielding

James V. McKinney

Sarah E. D. Rothenbuhler

The Nominating Committee of the Board met to consider Board candidates and, after due consideration, recommended to the Board the Nominees listed above for election by shareowners. The Nominating Committee took into consideration the knowledge, background, and experience of each Nominee. In particular, the Nominating Committee considered each Nominee's ability to bring integrity, insight, energy, and analytical skills to the deliberations of the Board; ability and willingness to make the considerable time commitment necessary to function as an effective Board member; and prior years of service as a Trustee of SIT and familiarity with the Funds.

The Nominees each have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees is related to one another.

No Nominee is a party adverse to any Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Fund or any of its affiliates.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, years of birth, principal occupations during the past five years, and other current Directorships, is set forth in the following table.

Saturna Invesment Trust (9 Funds), together with the Amana Mutual Funds Trust (4 Funds), constitutes the Saturna Fund Complex ("Fund Complex").

The Board oversees the operations of the Funds, and is responsible for the overall management and supervision of the affairs of SIT in accordance with the laws of the State of Washington. Mr. Fielding also serves as Trustee for the Amana Mutual Funds Trust.

Subject to the Trustee Retirement Policies, a Trustee serves for the lesser of 1) the lifetime of SIT; 2) upon reaching age 78; or 3) or until resignation, death, removal, retirement or non re-election by the shareowners. The Board appoints officers and delegates to them the management of the day-to-day operations of the Funds with general oversight by the Board.

INFORMATION REGARDING NOMINEES

I. FOR ELECTION AT THE MEETING

Name, Year Of Birth, and Address¹	Position(s) Held with Trust	Trustee Since	Principal Occupation(s) during past 5 years, including Directorships	Number of Funds in Fund Complex Overseen	Other Directorships Held By Trustee during past 5 years
Nominees for Disinterested Trustee
Marina E. Adshade 1967	Nominee	n/a	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	9	None
Gary A. Goldfogel, MD 1958	Independent Trustee	1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	9	None
Ronald H. Fielding, MA, MBA, CFA® 1949	Trustee	2012	Retired (2009); Senior Vice President & Portfolio Manager, Oppenheimer Funds Rochester Division	13	Amana Mutual Funds Trust
James V. McKinney 1961	Nominee	n/a	Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer - Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia	9	None
Sarah E. D. Rothenbuhler 1968	Nominee	n/a	CEO, Birch Equipment (industrial rentals and sales)	9	None
Nominee for Interested Trustee²
Jane K. Carten, MBA 1975	Nominee	n/a	President, Saturna Capital (the Trust's investment adviser)	9	Saturna Capital; Saturna Brokerage Services; Saturna Trust Company; Saturna Environmental Corporation

¹ The address for each Nominee and Trustee is 1300 N. State Street, Bellingham, WA 98225.

² Mrs. Carten is an Interested Trustee of SIT, serving as President of the investment adviser.

10	11

Who are the other executive officers of Saturna Investment Trust?

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. SIT's principal officers are:

Name, Year of Birth, and Address	Position Held With SIT	Officer of SIT / Fund Complex Since	Principal Occupation(s) During Past 5 Years
Nick Kaiser[3,4] 1946	President	1990 / 1990	Chairman and Director, Saturna Capital Corporation, Saturna Trust Company, and Saturna Sdn Bhd (Malaysia); Former Director, Saturna Brokerage Services
Phelps S. McIlvaine[4] 1953	Vice President	1994 / 1994	Director and Vice President, Saturna Capital Corporation; Director, Vice President, and former Treasurer, Saturna Brokerage Services
Christopher R. Fankhauser[4,5] 1972	Treasurer	2002 / 2002	Chief Operations Officer and Director, Saturna Capital and Saturna Trust Company; Vice President and Chief Operations Officer, Saturna Brokerage Services
Michael E. Lewis[4,5] 1961	Chief Compliance Officer	2012 / 2012	Chief Compliance Officer, Saturna Capital Corporation, Amana Mutual Funds Trust, Saturna Investment Trust, and Saturna Trust Company
Melissa M. Smith[4,5] 1988	Secretary	2017 / 2017	Legal and Compliance Analyst, Saturna Capital Corporation
Jacob A. Stewart[4,5] 1980	Anti-Money Laundering Officer	2015 / 2015	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services; Bank Secrecy Act Officer, Saturna Trust Company

3 Mr. Kaiser is not standing for re-election to the Board.
4 The address for each Officer is 1300 N. State Street, Bellingham, WA 98225.
5 Messrs. Fankhauser, Lewis, and Stewart, and Mrs. Smith hold the same positions with Amana Mutual Funds Trust, which has four fund portfolios and is also managed by Saturna Capital Corporation.

What is the share ownership in the Funds by the Nominees and the officers?

As of April 11, 2017, each of the Nominees and executive officers of SIT beneficially owned individually and collectively as a group the following amounts of each Fund:

Trustees and Officers Ownership of Trust Shares
Fund:	Shares Owned:	% of Outstanding Shares:
Sextant Growth Fund	202,371	13.4%
Sextant International Fund	280,953	6.7%
Sextant Core Fund	332,841	37.5%
Sextant Short-Term Bond Fund	740,971	35.1%
Sextant Bond Income Fund	596,049	32.7%
Sextant Global High Income Fund	414,807	48.9%
Saturna Sustainable Equity Fund	255,772	64.3%
Saturna Sustainable Bond Fund	347,322	29.7%
Idaho Tax-Exempt Fund	412,599	12.8%

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all the funds in the Fund Complex as of April 11, 2017. The information as to beneficial ownership is based on information furnished by each Nominee.

Name of Trustee
Disinterested Trustees/Nominees
Marina E. Adshade	None
Gary A. Goldfogel

Sextant Growth: over $100,000
Sextant International: over $100,000
Sextant Core: over $100,000
Sextant Bond Income: $50,001-$100,000
Sextant Global High Income: over $100,000

Amana Developing World Investor Shares: over $100,000

Ronald H. Fielding

Sextant International: over $100,000
Sextant Global High Income: over $100,000

Amana Income Investor Shares: $50,001-$100,000
Amana Growth Investor Shares: $50,001-$100,000
Amana Developing World Investor Shares: $10,001-$50,000

James V. McKinney	None
Sarah E. D. Rothenbuhler	None

Interested Trustee/Nominee
Jane K. Carten

Sextant Growth: $50,001-$100,000
Sextant International: $10,001-$50,000
Sextant Bond Income: $1-$10,000
Saturna Sustainable Equity: over $100,000
Saturna Sustainable Bond: $10,001-$50,000

Amana Income Investor Shares: $1-$10,000
Amana Income Institutional Shares: over $100,000
Amana Growth Investor Shares: $1-$10,000
Amana Growth Institutional Shares: over $100,000
Amana Developing World Investor Shares: $1-$10,000
Amana Participation Institutional Shares: $10,001-$50,000

Name of Trustee	Aggregate Dollar Range of Securities in Funds Overseen by Trustee in Fund Complex	Number of Funds in Fund Complex Overseen
Disinterested Trustees/Nominees
Marina E. Adshade	None	9
Gary A. Goldfogel	Over $100,000	9
Ronald H. Fielding	Over $100,000	13
James V. McKinney	None	9
Sarah E. D. Rothenbuhler	None	9
Interested Trustee/Nominee
Jane K. Carten	Over $100,000	9

The Board schedules regular quarterly meetings. During the fiscal year ended November 30, 2016, the Board met four times. Each incumbent Trustee attended at least 75% of all meetings of the Board held during the fiscal year, including the meetings of the Board's standing committees on which such Trustee was a member. SIT does not hold annual shareowners meetings, and therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

Other than Mrs. Carten, none of the Nominees have ever owned securities of the investment adviser or any related entity. No arrangement or understanding with respect to the composition of the board of trustees of the Funds or of the board of directors of the investment adviser, or with respect to the selection of appointment of any person to any office with either such company was made in connection with these transactions.

What is the compensation for Trustees on the Board?

The fees paid to the Trustees are allocated between the Funds in the Trust based on each Fund's net assets. The Trust does not pay any officers. The Trust reimburses Saturna Capital $50,000 per year (allocated between the Funds) for a portion of the compensation paid the Trust's Chief Compliance Officer.

The following table lists compensation paid to the continuing Trustees of SIT for the fiscal year ended November 30, 2016, as well as information regarding compensation from the Fund Complex for the fiscal year ended November 30, 2016. No pension or retirement benefits are proposed to be paid to any Trustee or any officer by SIT or any fund in the Fund Complex.

Name of Trustee	Aggregate Compensation from Trust	Total Compensation From the Fund Complex	Number of Funds in Fund Complex Overseen
Disinterested Trustees
Ronald H. Fielding¹	$8,250	$22,5001	13
Gary A. Goldfogel	$6,250	$6,250	9

¹ Ronald H. Fielding also serves as Trustee to the Amana Mutual Funds Trust. He was paid $14,250 by that Trust during Saturna Investment Trust's fiscal year ended November 30, 2016.

What is SIT's governance structure and the Board's role in risk oversight?

Committees

The Board has an Audit and Compliance Committee consisting of the Independent Trustees. The Committee held one meeting during the most recent fiscal year ended November 30, 2016. The Committee operates under a specific charter, selects the independent registered public accounting firm, and reviews all audit reports. The Committee also reviews and considers matters related to the Trust's compliance program, and meets with the Chief Compliance Officer at least annually.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time.

The Board has a Nominating Committee composed of at least three members, each of which must not be an "interested person" of the Trust. The purpose of the Committee is to nominate candidates for selection as Trustees. The Nominating Committee's charter is included as Exhibit C.

Leadership Structure and Board of Trustees

As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, and ability to effectively request, evaluate, and discuss information about SIT with the investment adviser and other service providers to the Trust. The Trustees (except Mrs. Carten) are independent of the adviser or other service providers, and fulfill the legal definition of Disinterested Trustee. They reside in diverse communities across the continent.

The Board has concluded that its current leadership structure, in which the Chairman of the Board is an Independent Trustee and not affiliated with the investment adviser, is appropriate and in the best interest of shareowners. In light of the services provided to the Trust daily by the investment adviser and the responsibilities of the investment adviser to the Trust, the Board believes it appropriate and in the best interest of shareowners to have a separate President who is an active adviser employee. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during his tenure with the Trust. In addition to the information set forth in the Trustees table above and other relevant qualifications, the following are additional important qualifications of each Trustee:

Marina E. Adshade PhD, is a professor of economics at the Vancouver School of Economics at the University of British Columbia and the School of Public Policy at Simon Fraser University (Vancouver, British Columbia). Dr. Adshade earned her doctorate in economics from Queen's University (Kingston, Ontario). Dr. Adshade is a regular contributor to print and broadcast media and has been published globally in thirteen different languages. The Board feels Dr. Adshade's economics background and research experience make her an excellent candidate for board member.

Jane K. Carten MBA, graduated from Western Washington University with an MBA and undergraduate degree in Computer Science and Business. As President of Saturna Capital Corporation (the Funds' investment adviser), Mrs. Carten oversees Saturna's daily operations and holds officer positions and directorships with certain Saturna Capital affiliates as noted previously. Mrs. Carten is active in the Bellingham Bay Rotary and is a member of the Young Presidents' Organization. She is a founder of the nonprofit OpenAccess Internet Services and is a Bellingham Sister Cities member and contributor. The Board feels Mrs. Carten's demonstrated mutual fund industry experience and background, and her volunteer service and leadership on community boards make her an excellent candidate for board member.

Gary A. Goldfogel MD, serves as the Medical Examiner for Northwest Washington State and is the owner and president of Avocet Environmental Testing Laboratory. Dr. Goldfogel is a board certified physician in Surgical and Forensic Pathology and Laboratory Medicine. He earned his doctorate in the field of medicine from Emory University. He has served on boards of various professional and community organizations. The Board feels Dr. Goldfogel's service to community organizations, considerable board experience, and business background make him an excellent board member.

Ronald H. Fielding MA, MBA, CFA, has worked in the mutual fund industry as a portfolio manager, owner and senior officer of mutual fund advisers for over 25 years. He has served on the board of Investment Company Institute Mutual Insurance for 15 years. He has taught courses in finance and economics, and serves on philanthropic and educational institution boards. Mr. Fielding has a bachelor's degree in liberal arts from St. John's College, plus master's degrees in economics and in business from the University of Rochester. The Board feels Mr. Fielding's demonstrated mutual fund industry experience and background, and his volunteer service and leadership on many boards including ICI Mutual Insurance, make him an excellent board member.

James V. McKinney is the Executive Director of Common Threads Northwest, and owner of Apple Mountain LLC, a strategy and development consulting firm. Mr. McKinney is a retired foreign area officer with extensive service in the Middle East, Europe, and Asia. He served as a senior defense official/defense attaché and security assistance officer for US Embassies, and as a leader, advisor, and analyst in numerous global assignments. He provided extensive guidance and assistance to senior government leaders in developing nations. He has a bachelor's in Government from California State University, Sacramento, and a master's in International Studies from the University of Washington. The Board feels Mr. McKinney's background, leadership experience, and community service activity make him an excellent candidate for board member.

Sarah E. D. Rothenbuhler is CEO of Birch Equipment Co, Inc, a construction equipment rental and sales company. She earned a bachelor's from the University of Colorado and is a recipient of multiple business and community leadership awards. She is active on several philanthropic boards and organizations, including Bellingham Bay Rotary, St. Joseph's Hospital Foundation, and Whatcom Business Alliance. The Board feels Ms. Rothenbuhler's background, considerable business experience, and leadership service on community boards make her an excellent candidate for board member.

Herbert G. Grubel, Nicholas F. Kaiser, and John E. Love are retiring and not standing for re-election.

Board Role in Risk Oversight

The Board's role in management of the Trust is oversight. Day-to-day management of the Trust, selection of Fund investments, administration services, and management of operational and portfolio risk are responsibilities of the adviser. Distribution services are the responsibility of Saturna Brokerage Services, a subsidiary of Saturna Capital. The Board, through reports from the adviser, distributor, and third parties; meetings of the whole board as well as its committees; independent experiences including shareowner contacts; and communications with board advisors such as auditors, legal counsel, compliance officers and regulators; provides only general supervision and risk oversight. The department managers of the Adviser provide the detailed risk analysis reports (highlighting areas of possible concern) to the Adviser every six months, which are shared with the Board. The independent Trustees meet privately with the Trust's chief compliance officer and the Trust's outside legal counsel as needed. The Chairman's duties include developing the agenda for each Board meeting in consultation with management, presiding at each Board meeting, discussing Trust matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.

What is SIT's process for Nominating Trustee candidates?

Nominating Committee Charter. A copy of the Nominating Committee Charter is included as Exhibit C. At the direction of the Board, the Committee nominates candidates for election as Independent Trustees.

Shareowner Communications. The Board will consider candidates recommended by shareowners of SIT. Shareowners should direct the names of candidates they wish to be considered to the attention of the Board, in care of the Secretary, at the address of SIT listed on the front page of this Proxy Statement. Such candidates will be considered with any other Trustee candidates.

Nominee Qualifications. The Board will consider nominees recommended by shareowners on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. The Board considers, among other things, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board's overall effectiveness. The Board does not have a specific policy requiring diversity in its Trustees. The Board will have equal representation of each gender after the meeting.

For candidates to serve as disinterested Trustees, independence from the Funds' investment adviser, its affiliates, and other principal service providers is critical, as is an independent and questioning mindset. The Board also considers whether the prospective candidates' circumstances would allow them to conveniently attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Nominating Committee's (or the Board's) perceptions about future issues and needs.

Identifying Nominees. The Nominating Committee considers prospective candidates from any reasonable source. The Nominating Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted to discuss the position; if there appeared to be sufficient interest, a meeting with one or more Nominating Committee members would be arranged. If the Nominating Committee, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of disinterested Board members for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. SIT has not paid a fee to third parties to assist in finding nominees.

REQUIRED VOTE

Approval of Proposal 1 requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of Saturna Investment Trust, provided a quorum is present.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES
OF THE SATURNA INVESTMENT TRUST.

EXHIBIT A

OUTSTANDING SHARES

The chart below indicates the number of shares of each Fund that were outstanding as of the close of business on April 11, 2017.

Fund	Shares Outstanding
Sextant Growth Fund	1,506,712
Sextant International Fund	4,167,153
Sextant Core Fund	887,802
Sextant Short-Term Bond Fund	2,112,870
Sextant Bond Income Fund	1,821,113
Sextant Global High Income Fund	848,985
Saturna Sustainable Equity Fund	397,517
Saturna Sustainable Bond Fund	1,168,028
Idaho Tax-Exempt Fund	3,216,244

Exhibit A 1

EXHIBIT B

PRINCIPAL SHAREOWNERS OF THE FUNDS

As of April 11, 2017, the following person(s) owned of record, or were known by Saturna Investment Trust to own beneficially, more than 5% of the Funds' shares of stock.

Sextant Growth Fund

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	150,509	9.98%

Sextant International Fund

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	1,399,297	33.57%
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281	1,193,149	28.63%

Sextant Core Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	109,606	12.34%
Goldfogel Family Partnership¹ 406 Bayside Road Bellingham, WA 98225	87,008	9.80%
Nicholas F. Kaiser¹ 1300 North State Street Bellingham, WA 98225	53,053	5.97%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	45,810	5.15%

¹ Shares are owned beneficially

Exhibit B 1

Sextant Short-Term Bond Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 No Bellingham, Wrth State StreetA 98225	522,778	24.74%
Dr. Peter A. Telfer¹ 2152 Dellesta Drive Bellingham, WA 98226	296,293	14.02%

Sextant Bond Income Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	263,740	14.48%
Saturna Trust Company¹ 1070 West Horizon Ridge Parkway Suite 201 Henderson, NV 89012	152,026	8.34%
Western Washington University Foundation¹ 516 High Street OM 430 Bellingham, WA 98225	128,760	7.07%

Sextant Global High Income Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	231,760	27.29%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	87,605	10.31%
Nicholas F. Kaiser¹ 1300 North State Street Bellingham, WA 98225	78,592	9.25%
Goldfogel Family Partnership¹ 406 Bayside Road Bellingham, WA 98225	72,139	8.49%

¹ Shares are owned beneficially

Exhibit B 2

Saturna Sustainable Equity Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	201,346	50.65%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	58,814	14.79%
Dr. Peter A. Telfer¹ 2152 Dellesta Drive Bellingham, WA 98226	30,202	7.59%

Saturna Sustainable Bond Fund

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	363,770	31.14%
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	261,756	22.41%
FolioFN Investments, Inc. 8180 Greensboro Dr., 8th Floor McLean, VA 22102	136,085	11.65%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	106,556	9.12%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	100,163	8.57%

Idaho Tax-Exempt Fund

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	790,042	24.56%
TD Ameritrade, Inc., For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	439,887	13.67%
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	340,833	10.59%

¹ Shares are owned beneficially

Exhibit B 3

EXHIBIT C

CHARTER OF THE SATURNA INVESTMENT TRUST
BOARD OF TRUSTEES NOMINATING COMMITTEE

Adopted December 20, 2016

Purpose

The Board of Trustees of Saturna Investment Trust has created a Nomination Committee. The Committee shall be composed of at least three members, each of which must not be an "interested person" of the Trust, as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (each, an "Independent Trustee"). The purpose of the Committee is to nominate candidates for selection as Trustees.

The Board shall appoint members of the Committee and a Chair of the Committee. By a majority vote of the Board, the Board may remove or replace members of the Committee and designate a different member as Chair for any reason at any time, provided that each member of the Committee shall be an Independent Trustee. The Board shall determine the compensation of Committee members, including the Committee Chair.

Procedures for Nominating New Independent Trustees

At the direction of the Board, the Committee will nominate candidates for election as Independent Trustees of the Trusts using the following procedures:

  The Chair on behalf of the Committee shall obtain and receive suggestions for prospective Independent Trustees from current Independent Trustees of the Trust, from management and from other appropriate sources, including, if necessary, outside consultants, and will, to the extent feasible and appropriate, maintain all names received in confidence.
  The Chair will provide each Committee member with the name and background information of each candidate prior to the first meeting of the Committee at which the candidate is to be discussed, if possible.
  At a meeting of the Committee, the Committee will discuss all candidates whose names have been submitted to the Chair. The Committee, by majority vote, may remove individuals from further consideration. The Committee may establish priorities and criteria for selection of potential candidates from the remaining individuals. The Chair will arrange for such information about candidates selected for further consideration as requested by the Committee.

Exhibit C 1

  The Committee will review further the potential candidate(s) as it deems necessary before proposing candidate(s) to the Independent Trustees for nomination.
  The Committee will not differentiate among candidates based upon any characteristic prohibited under applicable laws and regulations.

Meetings and Procedures of the Committee

  Meetings. The Committee shall meet as often as it determines is appropriate to carry out its duties under this Charter. Meetings may be called by any of the Committee members, in consultation with the Chair. In the absence of the Chair, meetings shall be chaired by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.
  Minutes. The Committee shall keep minutes of its meetings.
  Subcommittees. The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate.
  Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the full Board, to retain special advisers. The Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee. Committee members shall be entitled to rely, in good faith, on information, opinions, reports or statements made or prepared by others, if prepared and presented by: (1) persons the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) another Board committee.
  Review. The Committee shall review and reassess the adequacy of this Charter, and the operations of the Committee, from time to time and recommend any proposed changes to the Board.

Exhibit C 2

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 [Shareowner Name] [Shareowner Address1] [Shareowner Address2] [Shareowner Address3] [Shareowner City-State-ZIP] [Shareowner Control Number]

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29633-S58578

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the following proposals:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Trustees Nominees for election are: (01) Marina E. Adshade (02) Jane K. Carten (03) Gary A. Goldfogel (04) Ronald H. Fielding (05) James V. McKinney (06) Sarah E.D. Rothenbuhler	O	O	O	________________________________

2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on June 20, 2017.
The Proxy Statement for this meeting is available at:

https://www.saturna.com/sit/proxy2017

E29634-S58578

SATURNA INVESTMENT TRUST

Sextant Growth Fund
Sextant International Fund
Sextant Core Fund
Sextant Short-Term Bond Fund
Sextant Bond Income Fund
Sextant Global High Income Fund
Saturna Sustainable Bond Fund
Saturna Sustainable Equity Fund
Idaho Tax-Exempt Fund

The undersigned shareholder of a Saturna Investment Trust Fund listed above hereby appoints Jane K. Carten and Gary A. Goldfogel, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on April 11, 2017 at a Special Meeting of Shareholders to be held at the office of Saturna Capital, 1300 N. State Street, Bellingham, WA at 2:00 p.m. (Pacific time), on Tuesday, June 20, 2017, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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